Third Quarter Fiscal Year 2020 Earnings Presentation August 10, 2020 Nasdaq: OCSL Exhibit 99.2

Forward Looking Statements Some of the statements in this presentation constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation may include statements as to: our future operating results and distribution projections; the ability of Oaktree Fund Advisors, LLC (“Oaktree”) to reposition our portfolio and to implement Oaktree’s future plans with respect to our business; the ability of Oaktree and its affiliates to attract and retain highly talented professionals; our business prospects and the prospects of our portfolio companies; the impact of the investments that we expect to make; the ability of our portfolio companies to achieve their objectives; our expected financings and investments and additional leverage we may seek to incur in the future; the adequacy of our cash resources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; and the cost or potential outcome of any litigation to which we may be a party. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this presentation involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in our annual report on Form 10-K for the fiscal year ended September 30, 2019 and our quarterly report on Form 10-Q for the quarter ended June 30, 2020. Other factors that could cause actual results to differ materially include: changes or potential disruptions in our operations, the economy, financial markets or political environment; risks associated with possible disruption in our operations or the economy generally due to terrorism, natural disasters or the COVID-19 pandemic; future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to business development companies or regulated investment companies; general considerations associated with the COVID-19 pandemic; and other considerations that may be disclosed from time to time in our publicly disseminated documents and filings. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Unless otherwise indicated, data provided herein are dated as of June 30, 2020.

Highlights for the Quarter Ended June 30, 2020 Adjusted Net Investment Income1 $0.12 per share for the quarter ended June 30, 2020, flat as compared to $0.12 for the quarter ended March 31, 2020 GAAP net investment income was $0.12 per share for the quarter ended June 30, 2020 Dividend Declared a cash distribution of $0.105 per share, an increase of 11% ($0.01 per share) from the prior distribution Distribution will be payable on September 30, 2020 to stockholders of record as of September 15, 2020 Net Asset Value $6.09 per share as of June 30, 2020, up 14% as compared to $5.34 as of March 31, 2020 Increase primarily due to unrealized gains resulting from price increases on liquid debt investments and the impact of tighter credits spreads on private investment valuations, as well as write-ups on certain originations made during the quarter ended June 30, 2020 Investment Activity $261 million of new investment commitments at a 10.5% weighted average yield $199 million of new investment fundings and received $128 million of proceeds from prepayments, exits, other paydowns and sales $71 million of net new investments2 Investment Portfolio $1.6 billion at fair value diversified across 119 portfolio companies 8.1% weighted average yield on debt investments as of June 30, 2020, up as compared to 8.0% as of March 31, 2020 0.2% non-accruals at fair value in three portfolio companies Capital Structure & Liquidity 0.89x total debt to equity ratio; 0.83x net debt to equity ratio $767 million total debt outstanding Strong liquidity with $51 million of cash and $233 million of undrawn capacity on credit facility $155 million of unfunded commitments, with $76 million of unfunded commitments that are eligible to be drawn3 1See page 18 for a description of this non-GAAP measure and a reconciliation from net investment income per share to adjusted net investment income per share. 2New funded investments less proceeds from prepayments, exits, other paydowns and sales. 3Approximately $79 million of unfunded commitments were ineligible to be immediately drawn due to certain milestones that must be met by portfolio companies.

Portfolio Summary as of June 30, 2020 (As % of total portfolio at fair value; $ in millions) (As % of total portfolio at fair value) Portfolio Composition Top Ten Industries2,3 Portfolio Characteristics Note:Numbers may not sum due to rounding. 1Excludes negative EBITDA borrowers, investments in aviation subsidiaries, investments in structured products and recurring revenue software investments. 2Based on GICS sub-industry classification. 3Excludes multi-sector holdings, which is primarily composed of investments in Senior Loan Fund JV I (“Kemper JV”), a joint venture that invests primarily in middle market and other corporate debt securities. $1.6 billion Total Investments 119 Portfolio Companies 8.1% Weighted Average Yield on Debt Investments $152 million Median Debt Portfolio Company EBITDA1 81% Senior Secured Debt Investments 0.2% Non-Accruals (At fair value)

Portfolio Diversity OCSL’s portfolio is diverse across borrowers and industries (As % of total portfolio at fair value) Portfolio by Industry1 Diversity by Investment Size Top 10 Investments 23% Next 15 Investments 24% Remaining 93 Investments 45% Kemper JV 7% As of June 30, 2020 Note:Numbers may not sum due to rounding. 1 Based on GICS industry classification. Industry Group % of Portfolio Software 13.1% IT Services 8.9% Health Care Providers & Services 6.4% Oil, Gas & Consumable Fuels 6.4% Pharmaceuticals 6.4% Biotechnology 5.8% Diversified Financial Services 3.7% Real Estate Management & Development 3.4% Personal Products 3.3% Insurance 3.1% Entertainment 2.8% Diversified Telecommunication Services 2.7% Remaining 26 Industries 26.9% Kemper JV 7.0% (As % of total portfolio at fair value)

Portfolio Originations New Investment Highlights (As % of new investment commitments; $ in millions) New Investment Composition ($ in millions) Historical Funded Originations and Exits Note:Numbers rounded to the nearest million or percentage point and may not sum as a result. 1 New funded investments includes drawdowns on existing revolver commitments. 2Investment exits includes proceeds from prepayments, exits, other paydowns and sales. 1 2 $261 million New Investment Commitments $199 million New Investment Fundings 10.5% Weighted Average Yield on New Debt Commitments 100% Also Held by Other Oaktree Funds $242 million New Investment Commitments in New Portfolio Companies $19 million New Investment Commitments in Existing Portfolio Companies

Originations Detail ($ in millions) New Investment Commitment Detail by Month Security Type Market Month Investment Commitments Number of Deals First Lien Second Lien Unsecured & Other Private Placement Primary (Public) Secondary (Public) Secondary Purchase Price January $112 6 $105 $6 $ - $87 $22 $2 95% February 43 4 8 15 20 - 35 8 88% March 118 33 96 - 22 54 - 64 82% Total 2Q2020 $273 39 $210 $21 $42 $141 $58 $75 83% April $125 11 $64 $7 $54 $88 $23 $14 73% May 67 5 47 0 20 - 46 21 74% June 69 2 66 1 2 66 2 1 92% Total 3Q2020 $261 18 $177 $8 $76 $154 $71 $35 74% Note:Numbers may not sum due to rounding, excludes any positions originated, purchased and sold within the same quarter.

9% of Portfolio2 63% of Portfolio2 Note:Numbers may not sum due to rounding. 1Excludes equity positions in non-accrual debt positions and equity in aviation entities. 2Excludes investments in the Kemper JV. Non-Core Investment Portfolio Detail Non-Core Investment Portfolio Characteristics Private Loans $59 million at fair value in four companies Average debt price: 96.3% as of June 30, 2020, an increase from 92.2% as of March 31, 2020 Equity Investments1 $58 million at fair value in 22 companies and limited partnership interests in two third-party managed funds Exited a $2 million equity investment during the quarter at its previous fair value Aviation $15 million at fair value in one aircraft Non-Accruals $1.5 million at fair value in two companies Average debt price: 6.3% (At fair value; $ in millions) Non-Core Portfolio Composition Non-Core Portfolio Progression $134 Non-Core Portfolio: 85% reduction since September 30, 2017

Net Asset Value Per Share Bridge Note:Net asset value per share amounts are based on the shares outstanding at each respective quarter end. Net investment income per share, net unrealized appreciation / (depreciation), and net realized gain / (loss) are based on the weighted average number of shares outstanding for the period. 1Excludes reclassifications of net unrealized appreciation / (depreciation) to net realized gains / (losses) as a result of investments exited during the quarter. 1 1

Financial Highlights 1See page 18 for a description of this non-GAAP measure and a reconciliation from net investment income per share to adjusted net investment income per share. 2Net of unamortized financing costs. ($ in thousands, except per share amounts) As of 6/30/2020 3/31/2020 12/31/2019 9/30/2019 6/30/2019 GAAP Net Investment Income per Share $0.12 $0.16 $0.06 $0.12 $0.12 Adjusted Net Investment Income per Share1 $0.12 $0.12 $0.10 $0.12 $0.12 Net Realized and Unrealized Gains (Losses), Net of Taxes per Share $0.73 $(1.33) $0.04 $(0.02) $0.02 Earnings (Loss) per Share $0.85 $(1.17) $0.10 $0.10 $0.14 Distributions per Share $0.095 $0.095 $0.095 $0.095 $0.095 NAV per Share $6.09 $5.34 $6.61 $6.60 $6.60 Weighted Average Shares Outstanding 140,961 140,961 140,961 140,961 140,961 Investment Portfolio (at Fair Value) $1,561,153 $1,392,187 $1,467,627 $1,438,042 $1,455,031 Cash and Cash Equivalents $50,728 $89,509 $21,527 $15,406 $5,637 Total Assets $1,647,567 $1,501,627 $1,516,600 $1,481,038 $1,485,016 Total Debt Outstanding2 $761,002 $698,686 $536,468 $473,367 $537,278 Net Assets $859,063 $752,224 $931,082 $930,630 $930,050 Total Debt to Equity Ratio 0.89x 0.94x 0.58x 0.51x 0.58x Net Debt to Equity Ratio 0.83x 0.82x 0.56x 0.49x 0.57x Weighted Average Interest Rate on Debt Outstanding 2.7% 3.1% 4.5% 4.8% 5.1%

OAKTREE
OCSL | Specialty Lending Corporation

Portfolio Highlights

($ in thousands)	As of 6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Investments at Fair Value	$1,561,153	$1,392,187	$1,467,627	$1,438,042	$1,455,031
Number of Portfolio Companies	119	128	106	104	105
Average Portfolio Company Debt Investment Size	$14,600	$11,900	$15,300	$15,300	$15,400
Asset Class:					
First Lien	61.3%	62.3%	56.7%	53.5%	54.0%
Second Lien	19.6%	19.7%	22.8%	25.1%	25.8%
Unsecured Debt	7.2%	5.8%	4.8%	5.7%	7.0%
Equity	4.7%	5.5%	6.7%	6.7%	4.3%
Limited Partnership Interests	0.2%	0.2%	0.2%	0.2%	0.2%
Kemper JV	7.0%	6.6%	8.8%	8.8%	8.8%
Interest Rate Type for Debt Investments:					
% Floating-Rate	86.2%	90.6%	90.6%	89.8%	88.5%
% Fixed-Rate	13.8%	9.4%	9.4%	10.2%	11.5%
Yields:					
Weighted Average Yield on Debt Investments[1]	8.1%	8.0%	8.6%	8.9%	8.7%
Cash Component of Weighted Average Yield on Debt Investments	6.9%	6.9%	7.8%	8.1%	8.0%
Weighted Average Yield on Total Portfolio Investments[2]	7.6%	7.5%	7.9%	8.2%	8.2%

Note: Numbers may not sum due to rounding.

[1] *Annual stated yield earned plus net annual amortization of original issue discount or premium earned on accruing investments, including our share of the return on debt investments in the Kemper JV.*

[2] *Annual stated yield earned plus net annual amortization of original issue discount or premium earned on accruing investments and dividend income, including our share of the return on debt investments in the Kemper JV.*

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Investment Activity ($ in thousands) As of 6/30/2020 3/31/2020 12/31/2019 9/30/2019 6/30/2019 New Investment Commitments $260,500 $272,900 $134,200 $138,400 $66,800 New Funded Investment Activity1 $198,500 $251,700 $136,200 $128,500 $74,100 Proceeds from Prepayments, Exits, Other Paydowns and Sales $127,800 $154,500 $97,000 $139,000 $138,300 Net New Investments2 $70,700 $97,200 $39,200 $(10,500) $(64,200) New Investment Commitments in New Portfolio Companies 10 32 9 5 3 New Investment Commitments in Existing Portfolio Companies 8 8 3 4 4 Portfolio Company Exits 18 10 7 7 8 Weighted Average Yield at Cost on New Debt Investment Commitments 10.5% 7.9% 8.1% 7.7% 8.0% 1New funded investment activity includes drawdowns on existing revolver commitments. 2Net new investments consists of new funded investment activity less proceeds from prepayments, exits, other paydowns and sales.

Capital Structure Overview ($ in millions) (As % of total funding sources) ($ in millions) Funding Sources and Key Highlights Funding Sources by Type Maturity Profile of Liabilities Committed Principal Outstanding Interest Rate Maturity Credit Facility $700 $467 LIBOR+2.00%1 2/25/2024 2025 Notes 300 300 3.500% 2/25/2025 Cash and Cash Equivalents - (51) - - Total $1,000 $716 As of June 30, 2020 Note:As of June 30, 2020, we have analyzed cash and cash equivalents, availability under our credit facility, the ability to rotate out of certain assets and amounts of unfunded commitments that could be drawn and believe our liquidity and capital resources are sufficient to take advantage of market opportunities in the current economic climate. 1Interest rate spread can increase up to 2.75% depending on the senior coverage ratio and our stockholders’ equity. Target Leverage Ratio: 0.85x to 1.00x debt-to-equity Diverse and flexible funding sources with no near-term debt maturities Unsecured debt represented 39% of principal outstanding Next scheduled maturity is in 2024 Realized full period of interest expense savings following issuance of 3.500% unsecured notes due 2025 and repayment of $75 million of 5.875% unsecured notes due 2024 and $86 million of 6.125% unsecured notes due 2028 Investment grade rated by Moody’s and Fitch

Funding and Liquidity Metrics Leverage Utilization Liquidity Rollforward 1Includes unfunded commitments ineligible to be drawn due to certain limitations in credit agreements. 2As of June 30, 2020, we have analyzed cash and cash equivalents, availability under our credit facility, the ability to rotate out of certain assets and amounts of unfunded commitments that could be drawn and believe our liquidity and capital resources are sufficient to take advantage of market opportunities in the current economic climate. 12/31/2019 3/31/2020 6/30/2020 Credit Facility Committed $700 $700 $700 Credit Facility Drawn (378) (405) (467) Cash and Cash Equivalents 22 90 51 Total Liquidity 344 385 284 Total Unfunded Commitments (102) (92) (155) Unavailable Unfunded Commitments1 39 31 79 Adjusted Liquidity $281 $324 $208 ($ in millions) 12/31/2019 3/31/2020 6/30/2020 Cash $22 $90 $51 Net Assets $931 $752 $859 Net Leverage 0.56x 0.82x 0.83x Total Leverage 0.58x 0.94x 0.89x ($ in millions) Ample liquidity to support funding needs2

Joint Venture Summary ($ in millions; at fair value) ($ in millions; at fair value) (As % of total portfolio at fair value) OCSL’s Joint Venture with Kemper Corporation Portfolio Summary Joint Venture Structure Debt Portfolio Top Ten Industries1 As of June 30, 2020 1Based on GICS sub-industry classification. Primarily invests in senior secured loans of middle market companies as well as other corporate debt securities Joint venture structure Equity ownership: 87.5% OCSL and 12.5% Kemper Shared voting control: 50% OCSL and 50% Kemper Funded by $250 million credit facility: 6/30/2020 3/31/2020 12/31/2019 9/30/2019 Total Investments $291 $300 $330 $345 First Lien 94% 94% 92% 92% Second Lien & Other 6% 6% 8% 8% Number of Debt Investments 53 53 51 51 Average Investment Size $5 $5 $6 $7 Non-Accruals 0.3% 0.0% 0.0% 0.0% Wt. Avg. Debt Portfolio Yield 5.6% 5.5% 6.5% 6.7% Leverage Ratio 1.4x 1.8x 1.3x 1.2x Credit Facility $174 Investment Portfolio $291 OCSL $110 (87.5%) Other Assets & Unsettled Trades $9 Kemper $16 (12.5%) ($ in millions) Committed Principal Outstanding Interest Rate Maturity Credit Facility $250 $174 LIBOR + 2.1% June 2026 Current Leverage Ratio: 1.4x debt-to-equity Target Leverage Ratio: 1.5x to 2.0x debt-to-equity

Opportunities to Increase Return on Equity As of June 30, 2020 1For senior secured loans that have a cost basis above 92.5%. 2Subject to borrowing base and other limitations. We believe OCSL is well-positioned to enhance return on equity Rotate into higher-yielding proprietary investments $219 million at fair value ($233 million par value) of senior secured loans priced at or below LIBOR + 4.50%1 as of June 30, 2020 Opportunistically sold $37 million of lower yielding senior secured loans during the quarter ended June 30, 2020 $261 million of new investment commitments had a weighted average yield of 10.5% during the quarter ended June 30, 2020 We believe that the continued uncertainty about the duration and economic impact of the pandemic has created an attractive investing environment Operate within target leverage range of 0.85x-1.00x debt-to-equity 0.89x total debt to equity; 0.83x net debt to equity $233 million of undrawn capacity under credit facility2 Continued optimization of the Kemper JV 1.4x total debt to equity, slightly below target leverage range of 1.5x to 2.0x $76 million of undrawn capacity on senior revolving credit facility2 2 1 3

Appendix

Historical Statement of Operations ($ in thousands, except per share amounts) For the three months ended 6/30/2020 3/31/2020 12/31/2019 9/30/2019 6/30/2019 Interest income $30,112 $29,898 $28,405 $30,662 $32,910 PIK interest income 2,183 1,946 1,161 1,187 1,198 Fee income 1,827 2,050 1,071 2,550 1,826 Dividend income 281 277 323 114 735 Total investment income 34,403 34,171 30,960 34,513 36,669 Base management fee 5,988 5,295 5,607 5,496 5,548 Part I incentive fees 3,553 3,444 2,988 3,545 3,787 Part II incentive fees - (6,608) 1,051 (403) 607 Interest expense 6,406 7,215 6,535 6,960 7,592 Other operating expenses1 1,686 1,984 1,743 1,799 1,893 Total expenses 17,633 11,330 17,924 17,397 19,427 Reversal of fees waived / (fees waived) - - 5,200 841 634 Net expenses 17,633 11,330 23,124 18,238 20,061 GAAP net investment income 16,770 22,841 7,836 16,275 16,608 Net realized and unrealized gains (losses) 103,393 (188,308) 6,167 (1,961) 3,551 Provision for income tax (expense) benefit 68 1,705 (160) (343) (173) Net increase/decrease in net assets resulting from operations $120,231 $(165,467) $13,843 $13,971 $19,986 Adjusted net investment income2 $16,770 $16,233 $14,087 $16,713 $17,293 1Includes professional fees, directors fees, administrator expenses and general and administrative expenses. 2See page 18 for a description of this non-GAAP measure and a reconciliation from net investment income to adjusted net investment income.

Reconciliation of Adjusted Net Investment Income ($ in thousands, except per share amounts) As of 6/30/2020 3/31/2020 12/31/2019 9/30/2019 6/30/2019 GAAP net investment income $16,770 $22,841 $7,836 $16,275 $16,608 Part II incentive fee (net of waivers) - (6,608) 6,251 438 685 Adjusted net investment income $16,770 $16,233 $14,087 $16,713 $17,293 Per share: GAAP net investment income $0.12 $0.16 $0.06 $0.12 $0.12 Part II incentive fee (net of waivers) - (0.05) 0.04 0.00 0.00 Adjusted net investment income $0.12 $0.12 $0.10 $0.12 $0.12 Notes: On a supplemental basis, the Company is disclosing adjusted net investment income and per share adjusted net investment income, each of which is a financial measure that is calculated and presented on a basis of methodology other than in accordance with U.S. GAAP (“non-GAAP”). Adjusted net investment income represents net investment income, excluding capital gains incentive fees ("Part II incentive fee"). The Company's management uses this non-GAAP financial measure internally to analyze and evaluate financial results and performance and believes that this non-GAAP financial measure is useful to investors as an additional tool to evaluate ongoing results and trends for the Company without giving effect to capital gains incentive fees. The Company’s investment advisory agreement provides that a capital gains-based incentive fee is determined and paid annually with respect to realized capital gains (but not unrealized capital appreciation) to the extent such realized capital gains exceed realized capital losses and unrealized capital depreciation on a cumulative basis. Refer to Note 11 – Related Party Transactions in our Quarterly Report on Form 10-Q for further discussion. The Company believes that adjusted net investment income is a useful performance measure because it reflects the net investment income produced on the Company's investments during a period without giving effect to any changes in the value of such investments and any related capital gains incentive fees between periods. The presentation of adjusted net investment income is not intended to be a substitute for financial results prepared in accordance with GAAP and should not be considered in isolation. Numbers may not sum due to rounding.

Contact: Michael Mosticchio, Investor Relations ocsl-ir@oaktreecapital.com